SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                             ----------------

                                  FORM 8K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 12, 1999
                                                 -----------------------------

                           THE CHUBB CORPORATION
------------------------------------------------------------------------------
            (Exact name of Registrant as Specified in Charter)


         NEW JERSEY                      1-8661                13-2595722
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                   Number)           Identification No.)


15 MOUNTAIN VIEW ROAD, WARREN, NEW JERSEY                        07061-1615
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (908) 903-2000
                                                   ---------------------------


                                    N/A
------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

See the attached press release dated March 12, 1999.

                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE CHUBB CORPORATION



                                         By: /s/ Gail E. Devlin
                                             -------------------------------
                                             Name: Gail E. Devlin
                                             Title: Senior Vice President

March 15, 1999